AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

      THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into as of the 1st day of April 1999, by and between THE PANTRY, INC., a Delaware corporation (the "Corporation"), and Peter J. Sodini (the "Employee").

                             W I T N E S S E T H:

      WHEREAS, the Corporation has entered into an Employment Agreement with the Employee dated as of October 1, 1997 (the "Original Agreement"); and

      WHEREAS, the Corporation desires to extend the term of such Employment Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the employment of Employee, the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1.Section 1 of the Original Agreement is hereby amended to reflect an employment term commencing on October 1, 1997 and ending on September 30, 2001.

      2. Except as amended hereby, the Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year set forth above.

                                          THE PANTRY, INC.


                                          By:  /w/ William T. Flyg
                                               ------------------------------
                                                William T. Flyg
                                                Senior Vice President,
                                                Chief Financial Officer and
                                                Secretary


                                             /s/ Peter J. Sodini
                                             ---------------------------------
                                             Peter J. Sodini